UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2019

Vaxart, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35285	59-1212264
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Utah Ave. Suite 200 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 550-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.10 par value	VXRT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 12, 2019, the Board of Directors of Vaxart, Inc., upon the recommendation of the Compensation Committee, approved for our named executive officers (as set forth in our proxy statement for our Annual Meeting of Stockholders held on April 23, 2019) who are currently serving as executive officers: (i) annual base salaries, effective retroactively to January 1, 2019, (ii) target performance bonuses for 2019, and (iii) stock option grants pursuant to our 2019 Equity Incentive Plan, each as set forth below

Name	2019 Base Salary	Target Bonus %	2019 Target Performance Bonus Amount(1)	Options Granted(2)
Wouter W. Latour, M.D. President and Chief Executive Officer	$485,000	50%	$242,500	363,261
Sean N. Tucker, Ph.D. Chief Scientific Officer	$331,800	30%	$99,540	124,061

________________

(1)

Dr. Latour’s 2019 performance bonus will be based solely upon the achievement of corporate performance goals. The corporate performance goals relate to the advancement of our clinical trials, business and corporate development objectives, collaboration objectives and financial management objectives. Dr. Tucker’s 2019 performance bonus will be based upon the achievement of corporate performance goals (67%) and individual performance goals (33%). The individual performance goals will consist of a subjective assessment of Dr. Tucker’s individual contributions to Vaxart.

(2) The vesting commencement date of the grants was May 10, 2019 and the grants will vest as follows: 1/4th of the shares will vest on the one year anniversary of the vesting commencement date, and 1/48th of the shares will vest monthly for 36 months thereafter, in all cases subject to the continued service of the named executive officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vaxart, Inc.

Dated: May 16, 2019

	By:	/s/ Wouter W. Latour, M.D.
Wouter W. Latour, M.D.
President and Chief Executive Officer